Exhibit 10.6

AMENDMENT AGREEMENT (this “Amendment”), dated as of March 2, 2011, among SERENA SOFTWARE, INC. (the “Borrower”), the Lenders party to the Credit Agreement, BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Agent”) and as Collateral Agent, Swingline Lender and Letter of Credit Issuer to the Credit Agreement, dated as of March 10, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, Lehman Commercial Paper Inc. (the “Existing Agent”), Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Joint Lead Arrangers and Joint Lead Bookrunners, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent and UBS Securities LLC, as Documentation Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

WHEREAS, the parties hereto wish to, among other things, amend and restate the Credit Agreement in its entirety to extend the maturity of the Revolving Credit Commitments and Term Loans and to effect certain other changes described herein;

WHEREAS, the Existing Agent desires to resign as Administrative Agent, Collateral Agent and Swingline Lender under the Credit Agreement and the other Credit Documents;

WHEREAS, the Required Lenders desire to appoint Barclays Bank PLC (“Barclays”), an existing Lender, as successor Administrative Agent, successor Collateral Agent, successor Syndication Agent and successor Swingline Lender (in such capacities together, the “Successor Agent”) under the Credit Agreement and the other Credit Documents, the Borrower desires to ratify such appointment, and the Successor Agent wishes to accept such appointment;

WHEREAS, each Lender who executes and delivers this Amendment as an Extending Lender (as defined below) has agreed to extend the maturity of all or a portion of such Lender’s Loans and Commitments in accordance with the terms and subject to the conditions set forth herein;

WHEREAS, Section 13.1 of the Credit Agreement provides that the relevant Credit Parties and the Required Lenders may amend the Credit Agreement and the other Credit Documents for certain purposes;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment.

(a) The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (the Credit Agreement as amended hereby, the “Amended and Restated Credit Agreement”).

(b) Each of Exhibits C, D, H, I-1, I-2, I-3, I-4, I-5, L-1 and L-2 to the Credit Agreement set forth in Exhibit A hereto is, effective as of the Amendment Effective Date, hereby amended and restated in the form set forth in Exhibit A hereto.

(c) Only for purposes of extending the Term Loans held by it as Term Loan Lender pursuant to this Amendment, Lehman Commercial Paper Inc. (“Lehman”) shall be deemed to be a Non-Defaulting Lender and shall be eligible to execute and deliver a signature page to this Amendment so that it can become an Extending Term Lender holding 2016 Term Loans. For all other purposes under the Amended and Restated Credit Agreement, Lehman shall be deemed to be a Defaulting Lender.

(d) Each Term Loan Lender that executes and delivers to the Agent the signature page hereof as a “Term Lender” prior to the Consent Deadline (provided that the Borrower in its discretion in consultation with the Agent may accept any such signature page delivered to the Agent after the Consent Deadline) will become, upon the effectiveness of this Amendment, a 2016 Term Lender (as defined in the Amended and Restated Credit Agreement) and a holder of 2016 Term Loans (as defined in the Amended and Restated Credit Agreement), subject to all of the rights, obligations and conditions thereto under the Amended and Restated Credit Agreement (an “Extending Term Lender”), in the principal amount of such Term Loan Lender’s Term Loans set forth on its signature page hereof under the caption “Amount of Term Loans to be converted to 2016 Term Loans” (the “Proposed 2016 Term Extension Amount”); provided, that, for the avoidance of doubt, each Term Loan Lender’s Proposed 2016 Term Extension Amount shall be reduced to the extent such Proposed 2016 Term Extension Amount exceeds the amount of such Term Loan Lender’s outstanding Term Loans after giving effect to any prepayment of Term Loans that occurs between the Consent Deadline and the Amendment Effective Date (a “Term Loan Prepayment”).

(e) Each Revolving Credit Lender that executes and delivers to the Agent the signature page hereof as a “Revolving Credit Lender” prior to the Consent Deadline (provided that the Borrower in its discretion in consultation with the Agent may accept any such signature page delivered to the Agent after the Consent Deadline) will become, on the effectiveness of this Amendment, a 2015 Revolving Credit Lender (as defined in the Amended and Restated Credit Agreement) and a holder of 2015 Revolving Credit Commitments (as defined in the Amended and Restated Credit Agreement), subject to all of the rights, obligations and conditions thereto under the Amended and Restated Credit Agreement (an “Extending Revolving Lender” and together with the Extending Term Lenders, the “Extending Lenders”), in the principal amount of such Revolving Credit Lender’s Revolving Credit Commitments sets forth on its signature page hereof under the caption “Amount of Revolving Credit Commitments to be converted to 2015 Revolving Credit Commitments”.

(f) It is agreed that (i) this Amendment shall be deemed an “Extension Agreement” under and as defined in the Amended and Restated Credit Agreement, (ii) the 2016 Term Loans shall be deemed to be “Extended Term Loans” under and as defined in the Amended and Restated Credit Agreement, (iii) the 2015 Revolving Credit Commitments shall be deemed to be “Extended Revolving Commitments” under and as defined in the Amended and Restated Credit Agreement, (iv) the Term Loans not extended pursuant to Section 1(d) above shall be deemed to be “2013 Term Loans” and “Existing Term Loans” under and as defined in the Amended and Restated Credit Agreement and (v) the Revolving Credit Commitments not extended pursuant to Section 1(e) above shall be deemed to be “2012 Revolving Commitments” and “Existing Revolving Credit Commitments” under and as defined in the Amended and Restated Credit Agreement.

Section 2. Consent to Enter into Amendment, Resignation, Waiver, Consent and Appointment Agreement. The Required Lenders hereby give their consent to all matters set forth in the Amendment, Resignation, Waiver, Consent and Appointment Agreement (the “Resignation and Appointment”), the form of which is attached hereto as Exhibit B hereto (with such changes thereto as are reasonably acceptable to the Agent; provided that such changes are not materially adverse to the Lenders). The Required Lenders hereby authorize the Agent and the Collateral Agent, as applicable, to take such actions, including making filings and entering into agreements and any amendments or supplements to any Security Document, as may be necessary or desirable to reflect the intent of this Amendment and the Resignation and Appointment.

Section 3. Representations and Warranties. Borrower represents and warrants to the Agent and each of the Lenders that:

(a) The Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the Borrower and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b) Neither the execution, delivery or performance by the Borrower of this Amendment nor compliance with the terms and provisions hereof will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower (other than Liens created under the Credit Documents or this Amendment) pursuant to, the terms of any material indenture (including the Senior Subordinated Notes Indenture), loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which the Borrower is a party or by which it or any of its property or assets is bound or (c) violate any provision of its certificate of incorporation, bylaws or other constitutional documents, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect.

(c) After giving effect to this Amendment, the representations and warranties set forth in Section 8 of the Credit Agreement (other than Section 8.17 of the Credit Agreement) or in any Credit Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(d) After giving effect to this Amendment, no Default or Event of Default has occurred or is continuing.

Section 4. Effectiveness. Sections 1 and 2 of this Amendment shall become effective on the date (such date, if any, the “Amendment Effective Date”) that the following conditions have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Agent, the Borrower, each 2015 Revolving Credit Lender (as defined in Exhibit A), each 2016 Term Lender (as defined in Exhibit A) and the Required Lenders. Each Required

Lender shall be deemed to have consented to this Amendment for all purposes requiring its consent;

(b) the Administrative Agent shall have received counterparts of the Resignation and Appointment executed by the Existing Agent, Barclays and the Borrower and the “Effective Date” (as defined in the Resignation and Appointment) shall have occurred;

(c) the Existing Agent shall have received payment from the Borrower of a consent fee payable in U.S. Dollars for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment to the Agent at or prior to 5:00 p.m., New York City time on February 25, 2011 (the “Consent Deadline”) in the amount of 0.10% of the sum of such Lender’s Revolving Credit Commitments (whether used or unused) and Term Loans outstanding as of the Consent Deadline;

(d) the Existing Agent shall have received payment from the Borrower of an extension fee payable in U.S. Dollars for the account of each Extending Revolving Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment prior to the Consent Deadline in the amount of 0.50% of the sum of such Extending Revolving Lender’s Revolving Credit Commitments that shall be converted into 2015 Revolving Credit Commitments as of the Amendment Effective Date;

(e) the Existing Agent shall have received payment in U.S. Dollars from the Borrower of all accrued and unpaid interest up to, but not including, the Amendment Effective Date, under the Loans outstanding immediately prior to the Amendment Effective Date for the account of each Lender;

(f) the Agent shall have received all documents and instruments, including Uniform Commercial Code or other applicable personal property security financing statements, required to be filed, registered or recorded to continue the Liens intended to be continued by the Security Documents, and with the priority required by the Security Documents shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

(g) the Agent shall have received the executed legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit C hereto;

(h) after giving effect to the Amendment, (x) no Default or Event of Default shall have occurred and be continuing and (y) all representations and warranties made on the Amendment Effective Date by any Credit Party contained herein or in the other Credit Documents (other than Section 8.17 of the Credit Agreement) shall be true and correct as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date);

(i) the Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors or other governing body, as applicable, of each Person that is a Credit Party as of the Amendment Effective Date (or a duly authorized committee thereof) authorizing (x) the execution, delivery and performance of the Credit Documents (and any agreements relating thereto) to which it is a party and (y) in the case of the Borrower, the extensions of credit contemplated hereunder;

(j) the Agent shall have received true and complete copies of the certificate of incorporation and bylaws (or equivalent organizational documents) of each Person that is a Credit Party as of the Amendment Effective Date; and

(k) the fees in the amounts previously agreed in writing by the Agents to be received on the Amendment Effective Date and all reasonable out-of-pocket expenses (including the reasonable fees, disbursements and other charges of counsel) for which invoices have been presented on or prior to the Amendment Effective Date shall have been paid.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent, any other Agent or the Letter of Credit Issuer, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended and Restated Credit Agreement. Each of the Credit Parties hereby consents to this Amendment and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Amended and Restated Credit Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SERENA SOFTWARE, INC.

By:	/s/ Robert I. Pender Jr.
	Name:	Robert I. Pender Jr.
	Title:	Senior Vice President, Chief Financial Officer

BARCLAYS BANK PLC, as Agent and as a Lender

By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Vice President

[Signature Page to Amendment]

,
as a Lender

By:
Name:
Title:

For any institution requiring a second signatory:	By:
Name:
Title:

[Signature Page to Amendment]

[Signature Page to Amendment]

Consenting as a Term Lender: [INSERT NAME OF TERM LENDER]	Amount of Term Loans to be converted to 2016 Term Loans:
$

By:

[SECOND SIGNATURE BLOCK IF NEEDED]

By:

Consenting as a Revolving Credit Lender:	Amount of Revolving Credit Commitments to be converted to 2015 Revolving Credit Commitments:
[INSERT NAME OF REVOLVING CREDIT LENDER]
$

By:	Amount of New 2015 Revolving Credit Commitments to be added:

$
[SECOND SIGNATURE BLOCK IF NEEDED]

By:

If any amount is left blank the amount is intended to be zero. If the second signature block is not executed it is deemed not necessary.

[Signature Page to Amendment]

Exhibit A

Marked Pages of Credit Agreement

(See Attached)

Exhibit B

Form of Amendment, Resignation, Waiver, Consent and Appointment Agreement

(See Attached)

Exhibit C

Opinion of Simpson Thacher & Bartlett LLP

(See Attached)